Note 07 - Recoverable Taxes (Detail) (USD $) In Millions	Jun. 30, 2011	Dec. 31, 2010
Local:
Domestic value-added tax (ICMS)	$ 3,288	$ 3,022
PASEP/COFINS	8,037	6,885
Income tax and social contribution	1,460	1,265
Foreign value-added tax (IVA)	32	42
Other recoverable taxes	586	453
Total	13,403	11,667
Less: Long-term recoverable taxes	(6,235)	(6,407)
Current recoverable taxes	$ 7,168	$ 5,260